THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2007

BEAR STEARNS ARM TRUST 2007-1
(Exact name of issuing entity as specified in its charter)

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of depositor as specified in its charter)

EMC MORTGAGE CORPORATION
(Exact name of sponsor as specified in its charter)

Delaware	333-132232-32	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

Amendment No. 1 dated as of October 19, 2007 to the Assignment, Assumption and Recognition Agreement, dated as of February 28, 2007, among EMC Mortgage Corporation, as assignor, Citibank, N.A., as trustee, and HSBC Mortgage Corporation (USA).

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

4.1.           Amendment No. 1 dated as of October 19, 2007 to the Assignment, Assumption and Recognition Agreement, dated as of February 28, 2007, among EMC Mortgage Corporation, as assignor, Citibank, N.A., as trustee, and HSBC Mortgage Corporation (USA).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.
By: /s/ Joseph T. Jurkowski
Name: Joseph T. Jurkowski
Title: Vice President

Dated: October 22, 2007